UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 3, 2008


                                  CytoDyn, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                     000-49908                  75-3056237
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation                                       identification No.)


                      1511 Third Street, Santa Fe, NM 87505
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               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 988-5520
                                 --------------
              (Registrant's telephone number, including area code)


                 227 E. Palace Ave, Suite M, Santa Fe, NM 87501
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

April 2008 our Board of Directors approved a Private Placement Memorandum to sell up to 6 million shares of common stock, no par value, through a Placement Agent, a company offering. This offering is only available to accredited investors as defined under the 1933 Securities Act ("The Act"). The offering commenced on or about April 3, 2008 and to date the company has sold 3,222,000 restricted common shares and 1,248,000 warrants. These securities were sold pursuant to an exemption from registration under Regulation D under "The Act" and will not be registered with the Securities and Exchange Commission.

The Company used the proceeds to manufacture our primary product Cytolin(R) for use in clinical trials. The Private Placement offering is still open and we intend to use the remaining proceeds for the further drug development of Cytolin(R).


                                    SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CytoDyn, Inc.


Date: February 19, 2009
                                        /s/ Allen D. Allen
                                        ----------------------------
                                        Allen D. Allen